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                                                                Ex-99.24(b)5(a)

WADDELL & REED ADVISORS
RETIREMENT BUILDER II
INDIVIDUAL VARIABLE ANNUITY APPLICATION

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MINNESOTA LIFE INSURANCE COMPANY - A
  Securian Company                     Fax 651-665-7942  [MINNESOTA LIFE LOGO]
Securian Annuity Services . A1-9999    1-800-362-3141
400 Robert Street North . St. Paul,
  Minnesota 55101-2098                 www.securian.com
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                               1.   SELECT CONTRACT TYPE
                               [X] B Series   [_] L Series
                               2.   TYPE OF PLAN
                               [_] Traditional IRA - Tax year _____                 [X] Non-Qualified
                               [_] Roth IRA - Tax year _____                        [_] Corporate Non-Qualified
                               [_] SEP IRA - Tax year _____                         [_] Under the ______ (state) UTMA/UGMA
                               [_] Inherited IRA

                               3.   OWNER
[FOR UTMA/UGMA,                Individual name (first, middle initial, last, suffix), or corporation name    US citizen
ENTER CUSTODIAN'S              or trust title                                                                [X] Yes  [_] No
INFORMATION HERE. ]            JOHN DOE
                               [X] Male  [_] Female  [_] Entity Date of birth       Tax I.D. (SSN or TIN)    If trust, is it
                                                                or date of trust    ###-##-####              revocable?
                                                                10-01-1963                                   [_] Yes  [_] No
                               Street address                                       City
                               123 MAIN STREET                                      ANYTOWN
                               State               Zip code     E-mail address                               Telephone number
                               MN                  55555        john.doe@xxxx.com                            123-333-3333

                               4.   JOINT OWNER (IF APPLICABLE)
                               Individual name (first, middle initial, last, suffix)                         US citizen
                                                                                                             [_] Yes  [_] No
                               [_] Male   [_] Female            Date of birth       Tax I.D. (SSN)           Relationship to
                                                                                                             owner
                               Street address                                       City
                               State               Zip code     E-mail address                               Telephone number

                               5.   ANNUITANT
[COMPLETE ONLY IF THE          Individual name (first, middle initial, last, suffix)                         US citizen
INDIVIDUAL ANNUITANT                                                                                         [_] Yes  [_] No
IS NOT THE SAME AS             [_] Male  [_] Female             Date of birth       Tax I.D. (SSN)           Relationship to
OWNER.                                                                                                       owner

FOR UTMA/UGMA,                 Street address                                       City
ENTER MINOR'S
INFORMATION HERE.]             State               Zip code     E-mail address                               Telephone number

                               6.   JOINT ANNUITANT (IF APPLICABLE)
[COMPLETE ONLY IF THE          Individual name (first, middle                                                US citizen
JOINT ANNUITANT IS             initial, last, suffix)                                                        [_] Yes  [_] No
NOT THE SAME AS                [_] Male  [_] Female             Date of birth       Tax I.D. (SSN)           Relationship to
JOINT OWNER.]                                                                                                annuitant
                               Street address                                       City
                               State               Zip code     E-mail address                               Telephone number
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[BARCODE]                                                             [BARCODE]
IAN000064                                                                 1

ICC13-70264                       Page 1 of 5

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                                       7.   BENEFICIARY(IES)
[PRIMARY BENEFICIARY DESIGNATIONS      Name
MUST TOTAL 100%.
                                       MARY DONE
CONTINGENT BENEFICIARY DESIGNATIONS    [_] Male  [X] Female  [_] Entity       Date of birth or date          Tax I.D. (SSN or TIN)
MUST TOTAL 100%.                                                              of trust                       ###-##-####
                                                                              12-22-1964
                                       Relationship to owner                               Type of beneficiary         Percentage
                                       WIFE                                                [X] Primary  [_] Contingent       100%
PLEASE IDENTIFY ANY ADDITIONAL         Address
BENEFICIARIES IN SECTION 11.]          SAME AS OWNER
                                       City                                                                  State     Zip code

                                       Name

                                       [_] Male   [_] Female  [_] Entity      Date of birth or date          Tax I.D. (SSN or TIN)
                                                                              of trust
                                       Relationship to owner                               Type of beneficiary         Percentage
                                                                                           [_] Primary  [_] Contingent         %
                                       Address
                                       City                                                                  State     Zip code
                                       Name
                                       [_] Male  [_] Female   [_] Entity      Date of birth or date          Tax I.D. (SSN or TIN)
                                                                              of trust
                                       Relationship to owner                               Type of beneficiary         Percentage
                                                                                           [_] Primary  [_] Contingent         %
                                       Address
                                       City                                                                  State     Zip code
                                       Name
                                       [_] Male  [_] Female  [_] Entity       Date of birth or date          Tax I.D. (SSN or TIN)
                                                                              of trust
                                       Relationship to owner                               Type of beneficiary         Percentage
                                                                                           [_] Primary  [_] Contingent         %
                                       Address

                                       City                                                                  State     Zip code

[MAXIMUM ISSUE AGE FOR THESE RIDERS    8.  OPTIONAL DEATH BENEFIT RIDERS (SUBJECT TO STATE AVAILABILITY; ADDITIONAL CHARGES APPLY -
IS 75, EXCEPT FOR THE MYPATH HIGHEST    SEE PROSPECTUS) ]
ANNIVERSARY DEATH BENEFIT RIDER,
WHICH HAS A MAXIMUM ISSUE AGE OF 70.]  [If you are electing either the MyPath Core Flex or MyPath Value rider and wish to elect an optional death benefit under the rider, you may select the option below:

                                          [_]  MyPath Highest Anniversary Death Benefit*

                                             *The corresponding single or joint Death Benefit rider will be added to your contract based on the rider chosen.

                                       If you are NOT electing a rider from the Optional Living Benefit Riders section, and wish to elect an optional death benefit rider(s), you may choose from the options below:

                                          [_]  Highest Anniversary Value II Death Benefit

                                          [_]  Premier II Death Benefit

                                          [_]  Estate Enhancement Benefit II ]
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ICC13-70264                       Page 2 of 5

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[IF SELECTING A JOINT    9. [OPTIONAL LIVING BENEFIT RIDERS (SUBJECT TO STATE AVAILABILITY; ADDITIONAL CHARGES
OPTION, ON A QUALIFIED     APPLY - SEE PROSPECTUS) ]
PLAN TYPE, THE
PRIMARY BENEFICIARY      [Please choose only one of the MyPath Lifetime Income riders:
MUST BE THE
DESIGNATED LIFE.            [_] MyPath Core Flex - Single
                            [_] MyPath Core Flex - Joint
ISSUE AGE MIN/MAX:          [_] MyPath Ascend - Single
CORE FLEX   45/80           [_] MyPath Ascend - Joint
ASCEND      45/80           [_] MyPath Summit - Single
SUMMIT      55/80           [_] MyPath Summit - Joint
VALUE       35/80 ]         [_] MyPath Value - Single
                            [_] MyPath Value - Joint ]

[IF YES, A STATE         10.STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS
REPLACEMENT FORM
IS REQUIRED TO BE        Do you have any existing life insurance or annuity
SIGNED, DATED AND        contracts?                                            [_] Yes                  [X] No
ENCLOSED WITH THIS
APPLICATION FOR MOST     Will the contract applied for replace or change an
STATES.]                 existing life insurance or annuity contract? If yes,
                         complete the section below.                           [_] Yes                  [X] No

                                                          LIFE/             POLICY/CONTRACT
                         COMPANY NAME                     ANNUITY               NUMBER                YEAR ISSUED
-                        ------------                     -------           ---------------           -----------

                         11.  SPECIAL INSTRUCTIONS

[MINIMUM PURCHASE        12.  PURCHASE PAYMENT METHOD
PAYMENT
                         Approximate Amount $10,000 Purchase payment submitted via:

NON-QUALIFIED = $10,000  [X] Check with application

QUALIFIED:               [_] Non-Qualified Transfer
B SERIES = $5,000
L SERIES = $10,000       [_] Client initiated rollover

MAKE CHECKS PAYABLE TO   [_] Direct Transfer/Rollover
MINNESOTA LIFE.]
                         [_] 1035 exchange

                         13.  NOTICE TO APPLICANT

                         Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.
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
[PLEASE ENTER    14.  ELECTRONIC PROSPECTUS AUTHORIZATION
YOUR INITIALS       JD              Yes, I would like to receive electronic copies of the variable annuity and/or variable
ON THIS LINE IF   _______           life insurance prospectus(es), privacy policies, underlying fund company
YOU ARE           Owner's           prospectus(es) and supplements, underlying fund semiannual and annual reports
AUTHORIZING E-   Initials           and supplements rather than paper copies. I understand I will: receive a
DELIVERY OF                         communication directing me to the Minnesota Life internet web site address where
YOUR                                the documents will be available, be notified when new, updated prospectuses,
DOCUMENTS.]                         privacy policies, reports and supplements for contracts become available, and continue to receive my statements in the mail. I understand and acknowledge that I:
                                    have the ability to access the internet and will need Adobe Acrobat Reader in order to view the documents, am responsible for any subscription fees an internet service provider might charge for internet access, (Minnesota Life does not charge a fee for electronic delivery), may request specific documents in paper form at any time without revoking this consent, and can revoke this consent at any time by calling
                                    Minnesota Life's Service Center at 1-800-362-3141 or writing to the address PO
                                    Box 64626, St. Paul, MN 55164-0628. I also understand that Minnesota Life will rely on my signature as consent to receive all of the above mentioned disclosure documents for all Minnesota Life products currently owned and any purchased in the future, until this consent is revoked.

                 15.   OWNER/ANNUITANT SIGNATURES

                 I ACKNOWLEDGE THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PROSPECTUS. I UNDERSTAND
                 THAT ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED UPON THE INVESTMENT
                 EXPERIENCE OF A VARIABLE ANNUITY ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE AND ARE
                 NOT GUARANTEED AS TO DOLLAR AMOUNT.

                 If I am an active duty member of the United States Armed Forces (including active duty military reserve personnel), I confirm that this application was not solicited and/or signed on a military base or installation, and I have received from the registered representative the Military
                 Personnel Financial Services Disclosure for Annuity Sales (form F72467) disclosure required by Section 10 of the Military Personnel Financial Services Protection Act.

                 I/we represent that the statements and answers in this application are full, complete, and true to the best of my/our knowledge and belief. I/we agree that they are to be considered the basis of any contract issued to me/us. I/we have read and agree with the applicable statements. The representative left me/us the original or a copy of the written or printed communications used in this presentation.

                 Owner's signature

                 X  /s/ John Doe
                 Signed in (city)                                          State  Date
                 Anytown                                                   MN    6-4-2013
                 Joint owner's signature, if any

                 X
                 Signed in (city )                                          State  Date

                 Annuitant's signature (if other than the owner)                  Date

                 X
                 Joint annuitant's signature, if any                              Date

                 X
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ICC13-70264                                         Page 4 of 5
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[ALL REPRESENTATIVES/AGENTS      16. TO BE COMPLETED BY REPRESENTATIVE/AGENT
INVOLVED IN THIS SALE MUST SIGN  By signing this form, I certify that:
THIS APPLICATION.

REPRESENTATIVE/AGENT SPLIT       1.  The applicant's Statement Regarding Existing Policies or Annuity Contracts has been
MUST TOTAL 100%.]                    answered correctly to the best of my knowledge and belief.


                                 2.  The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.


                                 3.  No written sales materials were used other than those furnished by the Home Office.


                                 4.  I believe the information provided by this client is true and accurate to the best of my knowledge and belief.

                                 Representative/agent name (print)                         Representative/agent code

                                 SAMUEL SMITH                                              1111                         100 %

                                 Representative/agent signature

                                 [X] /s/ Samuel Smith

                                 Representative/agent name (print)                         Representative/agent code

                                                                                                                            %

                                 Representative/agent signature

                                 [X]

                                 Representative/agent name (print)                         Representative/agent code

                                                                                                                            %

                                 Representative/agent signature

                                 [X]

[ONE OPTION MUST BE SELECTED.]   [Please choose a compensation option          Please choose a compensation option for L Series
                                 for B Series below:                           below:
                                 [X] A  [_] B  [_] C  [_] D                    [_] A  [_] B  [_] C  [_] D ]

                                 17.   TO BE COMPLETED BY BROKER - DEALER

                                 Broker - dealer name                          Date        Signature of authorized dealer
                                 Thomas Brown                                  6-3-2013    [X] Brown & Assoc.

                                 Principal signature                           Date        Special note
                                 [X] /s/ Thomas Brown                          6-3-2013

                                 18. TO BE COMPLETED BY MINNESOTA LIFE
                                 Accepted by                                   Date        Contract number
                                 Susan Jones                                   6-4-2013    12345
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ICC13-70264                                         Page 5 of 5
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